                                                                   EXHIBIT 10.A


                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                            KING OF PRUSSIA, PA 19406

                          Dated as of October 18, 1999


PNC Bank, National Association,
  as Agent
One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA  15222-2707
Attn:  Frank Taucher, Senior Vice President

         RE: Twenty-Second Amendment to Credit Agreement (the "Twenty-Second Amendment")

Dear Frank:

         We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

         The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

                                    AGREEMENT

1.       Waiver of Certain Provisions of Credit Agreement.

         (a) The Agent on behalf of the Banks hereby waives the compliance with the provision of Section 2.04 [Voluntary Reduction of Commitment] which requires five (5) Business Days' prior written notice by the Borrowers to the Agent in order for the Borrowers to permanently reduce the Revolving Credit Commitments to $15,621,000 effective on the Twenty-Second Amendment Effective Date.

         (b) The Agent on behalf of the Banks hereby waives the compliance with the provision of clause (ix)[Repayment Plan] of Section 8.01(m) [Certificates of Borrowers; Other Reports and Information] which requires NovaCare to deliver to the Agent and the Banks on or before September 15, 1999 a formalized plan satisfactory to the Required Banks for the repayment of the Revolving Facility Usage on the Expiration Date.

2.       Amendments to Credit Agreement.

         The parties hereto do hereby modify and amend the Credit Agreement as follows:

         (a) The cover page of the Credit Agreement is hereby amended by deleting in the first line the number "$35,000,000" and inserting in lieu thereof the number "$15,621,000." Recital paragraph 1, page 1, is hereby amended by deleting the number "$35,000,000" and inserting in lieu thereof the number "$15,621,000."

         (b) Section 1.01 [Certain Definitions] of the Credit Agreement is hereby amended by the addition of the following new definitions:

         "NCES Sale Date shall mean the date of closing of the Tender Offer."

         "NCES Sale shall mean that certain transaction pursuant to which NovaCare and its Subsidiaries have sold all of their ownership interests in NovaCare Employee Services, Inc., a Delaware corporation in accordance with the Tender Offer."

         "NCES/PROH Letter of Credit shall have the meaning assigned to that term in Section 2.09(a)."

         "Offer to Purchase NCES shall mean that certain Offer to Purchase for Cash All Outstanding Shares of Common Stock of NovaCare Employee Services, Inc. at $2.50 Net Per Share In Cash by New Plato Acquisition, Inc., a wholly owned subsidiary of Plato Holdings, Inc. dated as of September 15, 1999."

         "Tender Offer shall mean that certain Tender Offer Statement, Schedule 14D-1, dated as of September 15, 1999, together with the "Offer to Purchase" dated September 15, 1999, all in connection with the offer referred to therein by Plato Holdings, Inc. to purchase all of the common stock, par value $0.01 of NovaCare Employee Services, Inc., a Delaware corporation for $2.50 per share."

         "Twenty-Second Amendment Effective Date shall mean as of October 18, 1999 which is the effective date of the Twenty-Second Amendment to this Agreement."

         (c) Subsection (b) of Section 2.01 [Revolving Credit Borrowing; Limitations on Revolving Facility Usage] is hereby deleted in its entirety and the following is inserted in lieu thereof;

                  "(b) During the period commencing on the Twenty-Second Amendment Effective Date through and including the Expiration Date, the Borrowers shall not request Revolving Credit Loans or the issuance of Letters of Credit, other than issuance of the NCES/PROH Letter of Credit on the terms and conditions otherwise set forth in this Agreement (including, without limitation, the provisions of Section 2.09) and the Banks shall not be obligated to fund any Revolving Credit Loans or to issue any Letter of Credit other than issuance of the

         NCES/PROH Letter of Credit on the terms and conditions otherwise set forth in this Agreement (including, without limitation, the provisions of Section 2.09)."

         (d) Clause (a) of Section 2.09 [Letter of Credit Subfacility] is amended and restated in its entirety to read as follows:

                  "(a) Prior to the Twenty-Second Amendment Effective Date NovaCare as agent for any Borrower may request the issuance of, on the terms and conditions hereinafter set forth, standby letters of credit (all letters of credit issued hereunder prior to the Twenty-Second Amendment Effective Date and the NCES/PROH Letter of Credit are hereinafter referred to each as a "Letter of Credit" and collectively, "Letters of Credit") by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.09, the Agent will issue a Letter of Credit provided that each Letter of Credit shall
         (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $15,621,000, or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Schedule 2.09 hereto lists letters of credit which PNC Bank issued for the accounts of certain of the Loan Parties prior to the Closing Date hereof and which shall remain outstanding after the Closing Date (the "Existing Letters of Credit"). Each Existing Letter of Credit shall be a Letter of Credit hereunder on and after the Closing Date and the provisions of this Section 2.09 shall apply to such Existing Letter of Credit. Schedule 2.09(B) hereto lists each Letter of Credit, existing on the Twenty-Second Amendment Effective Date (the "Collateralized Letters of Credit"). On or before the Twenty-Second Amendment Effective Date the Loan Parties shall deposit cash, as cash collateral, to an account owned by the Agent for the benefit of the Banks from which account the Agent alone shall have sole power of withdrawal (collectively the "Letter of Credit Cash Collateral Accounts") in an amount equal to 105% of the maximum amount available to be drawn under the Collateralized Letters of Credit. Each Loan Party hereby agrees and directs the Agent to apply, from the respective Letter of Credit Cash Collateral Accounts, the amount of each of the Collateralized Letters of Credit upon presentation thereof for draw, and to also apply from the respective Letter of Credit Cash Collateral Accounts any other amounts necessary to reimburse the Agent and the Banks for any other payments made or to be made or costs or interest incurred (including, without limitation, interest, fees, and the amount that the Agent estimates will be necessary to cover expenses and legal fees) in connection with such of the Collateralized Letters of Credit presented for draw by the Agent under such Collateralized Letters of Credit. Each of the Loan Parties to secure the Reimbursement Obligations and all of the other obligations of the Loan Parties under the Loan Documents hereby pledges all of its rights and interests in the Letter of Credit Cash Collateral Accounts and all proceeds arising therefrom to the Agent for the benefit of the Banks. On the NCES Sale Date, subject to satisfaction of all of the terms and conditions of this Agreement, including without limitation the provisions of Section 2.09, the Agent will issue a Letter of Credit which, notwithstanding the second sentence of this Section 2.09(a) to the contrary, has a maximum maturity of forty-eight (48) months from the date of issuance and which in no event expires later than forty-eight months after the NCES Sale Date (the "NCES/PROH Letter of Credit"). On the NCES Sale Date the Loan Parties shall deposit cash, as cash collateral, to a segregated account owned by the Agent for the benefit of the Banks from which account the Agent alone shall have sole power of withdrawal (the "NCES/PROH Letter of Credit Cash Collateral Account") in an amount equal to 105% of the maximum amount available to be drawn under the NCES/PROH Letter of Credit. The Agent, in its sole discretion, may invest the funds in the NCES/PROH Letter of Credit Cash Collateral Account in an interest bearing account and the interest, if any, shall accrue in the account. On the first Business Day of each April, July, October and January after the Twenty-Second Amendment Effective Date, if, after payment of the Letter of Credit Fee, the amount of cash in the NCES/PROH Letter of Credit Cash Collateral Account is equal to or greater than 110% of the maximum amount available to be drawn under the NCES/PROH Letter of Credit as of such date, NovaCare, on behalf of the Loan Parties, may request that the Agent withdraw cash from the NCES/PROH Letter of Credit Cash Collateral Account in an amount such that the remaining amount of cash in the NCES/PROH Letter of Credit Cash Collateral Account shall be equal to 105% of the maximum amount available to be drawn under the NCES/PROH Letter of Credit and then disburse the amount of such withdrawal to NovaCare within three (3) Business Days. Notwithstanding any provision of this Agreement to the contrary, it is expressly agreed that at all times the amount on deposit in the NCES/PROH Letter of Credit Cash Collateral Account shall equal at least 105% of the maximum amount available to be drawn under the NCES/PROH Letter of Credit. Each Loan Party hereby agrees and directs the Agent to apply, from the NCES/PROH Letter of Credit Cash Collateral Account, the amount of the NCES/PROH Letter of Credit upon presentation thereof for draw, and to also apply from the NCES/PROH Letter of Credit Cash Collateral Account any other amounts necessary to reimburse the Agent and the Banks for any other payments made or to be made or costs or interest incurred (including, without limitation, interest, fees, and the amount that the Agent estimates will be necessary to cover expenses and legal fees) in connection with the NCES/PROH Letter of Credit. Each of the Loan Parties to secure the Reimbursement Obligations and all of the other obligations of the Loan Parties under the Loan Documents hereby pledges all of its rights and interests in the NCES/PROH Letter of Credit Cash Collateral Account and all proceeds arising therefrom to the Agent for the benefit of the Banks.

         (e) Clause (b) of Section 2.09 [Letter of Credit Subfacility] is deleted in its entirety and the following is inserted in lieu thereof:

                  "(b) The Borrowers shall pay to the Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to .375% per annum (computed on the basis of a year of 360 days and actual days elapsed), which fee shall be computed on the face amount of each Letter of Credit and shall be payable quarterly in arrears commencing with the first Business Day of each April, July, October and January following issuance of each Letter of Credit and on the expiration date for each Letter of Credit. The Borrowers shall also pay to the Agent the Agent's then in effect customary fees and administrative expenses payable with respect to Letters of Credit as the Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation and administration of Letters of Credit."

         (f) Subsection (c) [Mandatory Commitment Reduction] of Section 5.05 [Mandatory Repayments; Mandatory Commitment Reduction] is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "(c) Mandatory Commitment Reduction. It is acknowledged that the NCES/PROH Letter of Credit is a reducing Letter of Credit. The aggregate Commitments shall be automatically and permanently reduced by the amount of, and simultaneously with, any reduction in the undrawn face amount of the NCES/PROH Letter of Credit."

         (g) Section 8.02 [Negative Covenants] is hereby amended by adding a new subsection (s) as follows:

                  "(s) No Waiver of Conditions to Closing of the Tender Offer. NovaCare represents, warrants, covenants and agrees that neither it nor any of its Subsidiaries have waived nor following the date hereof none of them without the prior written consent of the Agent shall waive any condition to closing of the Tender Offer or the related merger of NovaCare Employee Services with and into New Plato Acquisition, Inc."

         (h) Clause (ix) of subsection (m) of Section 8.01 [Certificates of Borrowers; Other Reports and Information] is hereby amended by deleting the word "September" in the first line thereof and inserting the word "November" in lieu thereof.

3.       Other Matters.

         (a) Each Loan Party acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever against all or any of the Agent, the Banks or any of the Agent's or the Banks' directors, officers, employees, agents, attorneys, legal representatives, successors and assigns (the Agent, the Banks and their directors, officers, employees, agents, attorneys, legal representatives, successors and assigns are collectively referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and each Loan Party hereby releases the Lender Group from any liability whatsoever should any nonetheless exist with respect to such claims. As used herein the term "Prior Event" means any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Twenty-Second Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Twenty-Second Amendment or any Loan Document or oral or written agreement relating to any of the foregoing.

         (b) Schedule 1.01(B)[List of Banks and Commitments] and Schedule 2.09(B) [Letters of Credit, Existing on the Twenty-Second Amendment Effective Date] are amended and restated in their entirety to read as attached hereto.

4.       Consents.

         (a) By the execution and delivery of this Twenty-Second Amendment each Bank consents to the release of the lien on and security interest in the capital stock of NovaCare Employee Services, Inc., a Delaware corporation owned by NC Resources, Inc. in accordance with the terms of the Tender Offer.

         (b) The Loan Parties hereby request and the Agent and each of the Banks by executing this Amendment hereby consents to and agrees to permit NovaCare or its designated Subsidiary as agent of NovaCare, Inc., a Pennsylvania corporation and as agent of each other Eastern Subsidiary as defined in that certain Consent dated May 18, 1999 among NovaCare, certain of its Subsidiaries, the Banks and the Agent (the "Consent") to make a prepayment, on any date following the NCES Sale Date, of the remaining scheduled installments of the Guaranteed Amount (as defined in the Consent) in the aggregate amount of $1,000,000 so long as simultaneously with the making of such prepayment, Purchaser (as defined in the Consent) shall have caused the transfer to NovaCare (or designated Subsidiary of NovaCare) of good and marketable title to all of the outstanding transferable Designated Accounts Receivable (as defined in the Consent) as of such prepayment date, free and clear of any Liens, other than Liens in favor of the Agent for the benefit of the Banks and such Liens of the Agent for the benefit of the Banks shall continue against such Designated Accounts Receivable as first priority perfected Liens. NovaCare shall have taken all actions necessary so that from and after the date hereof, the Lien on the Designated Accounts Receivable (as defined in the Consent) in favor of the Agent for the benefit of the Banks shall continue as a first priority perfected lien on and security interest in all of the designated Accounts Receivable and proceeds thereof.

         5. Closing Fees.

         The Borrowers jointly and severally agree to reimburse the Agent on demand for all costs, expenses and disbursements relating to this Twenty-Second Amendment which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.

         6. Conditions of Effectiveness.

         The effectiveness of this Twenty-Second Amendment is expressly conditioned upon the occurrence and completion of all of the following: (i) payment by the Borrowers of all costs, expenses and disbursements submitted on or before the date hereof to the Borrowers pursuant to Section 5 hereof, (ii) receipt by the Agent on behalf of the Banks of all Commitment Fees and Letter of Credit Fees accrued through the Twenty-Second Amendment Effective Date, and
(iii) the Agent's receipt of counterparts of this Twenty-Second Amendment duly executed by the Borrowers, the Guarantors, the Agent and the Banks.

         This Twenty-Second Amendment shall be dated as of and shall be effective as of the date and year first above written subject to satisfaction of all conditions precedent to effectiveness as set forth in this Section 6, which date shall be the Twenty-Second Amendment Effective Date.

         7. Consent of Banks.

         Pursuant to Section 11.01 of the Credit Agreement, this Twenty-Second Amendment shall require the written consent of all Banks, which shall be evidenced by the execution and delivery by all Banks to the Agent of counterparts of this Twenty-Second Amendment.

         8. Full Force and Effect.

         Each of the following documents, as amended through and including this Twenty-Second Amendment, shall remain in full force and effect on and after the date of this Amendment:

                                    (a) the Credit Agreement, except as
                  expressly modified and amended by this Twenty-Second
                  Amendment:

                                    (b) each of the Schedules attached to the
                  Credit Agreement, except as expressly modified and amended by this Twenty-Second Amendment;

                                    (c) each of the Exhibits attached to the
                  Credit Agreement; and

                  the Notes, the Guaranty Agreements, the Security Agreement, the Pledge Agreements, the Agent's Fee Letter, the Subordination Agreement (Intercompany), the Borrower Agency Agreement and all other Loan Documents.

                  On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder" or words of like import shall mean and be a reference to the Credit Agreement, as previously amended and as amended by this Twenty-Second Amendment, and each reference in each other Loan Document to the "Credit Agreement" shall mean and be a reference to the Credit Agreement, as previously amended and as amended by this Twenty-Second Amendment. No novation is intended by this Twenty-Second Amendment.

         The parties hereto do not amend or waive any provisions of the Credit Agreement or the other Loan Documents except as expressly set forth herein.

      9. Counterparts.

         This Twenty-Second Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

     10. Governing Law.

         This Twenty-Second Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

               [Signature Page 1 of 2 to Twenty-Second Amendment]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                                          BORROWERS AND GUARANTORS:
ATTEST:                                                   NOVACARE, INC., a Delaware corporation, and each of the
                                                          BORROWERS and GUARANTORS listed on Schedule A attached hereto


By:  /s/ Richard S. Binstein                              By:/s/ Richard A. McDonald
     -----------------------                                 ---------------------------------------
     Richard S. Binstein, Secretary                          Richard A. McDonald, the Vice President of
                                                             each Borrower and Guarantor listed on
                                                             Schedule A attached hereto which is a
                                                             corporation and of each general partner of
                                                             each Guarantor listed on Schedule A attached
                                                             hereto which is a partnership

    [Seal]

ATTEST:                                                   NOVAFUNDS, INC., a Delaware corporation, and each of the
                                                          GUARANTORS listed on Schedule B attached hereto

By:  /s/ Andrew T. Panaccione                             By:/s/ Robert C. Campbell
     ------------------------                                ------------------------------------------
     Andrew T. Panaccione, Secretary                         Robert C. Campbell, the Vice President of
                                                             each Borrower and Guarantor listed on
                                                             Schedule B attached hereto

[Seal]

               [Signature Page 2 of 2 to Twenty-Second Amendment]



                                 AGENT:

                                    PNC BANK, NATIONAL ASSOCIATION, as Agent
                                    ----------------------------------------


                                    By: /s/ C. David Cook
                                        ------------------------------------
                                    Title:  Senior Vice President
                                          ----------------------------------



                                 BANKS:

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ C. David Cook
                                        ------------------------------------
                                    Title:  Senior Vice President
                                          ----------------------------------

                                   SCHEDULE A

                                                                                             BORROWER ("B")/
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------       --------------------------
NovaCare, Inc. (a Delaware corporation)                                                             B
RehabClinics, Inc.                                                                                  B
Rehab Managed Care of Arizona, Inc.                                                                 B
Affiliated Physical Therapists, Ltd.                                                                G
American Rehabilitation Center, Inc.                                                                G
American Rehabilitation Clinic, Inc.                                                                G
Athens Sports Medicine Clinic, Inc.                                                                 G
Ather Sports Injury Clinic, Inc.                                                                    G
Atlantic Health Group, Inc.                                                                         G
Atlantic Rehabilitation Services, Inc.                                                              G
Boca Rehab Agency, Inc.                                                                             G
Buendel Physical Therapy, Inc.                                                                      G
C.E.R. - West, Inc.                                                                                 G
Cenla Physical Therapy & Rehabilitation Agency, Inc.                                                G
Center for Evaluation & Rehabilitation, Inc.                                                        G
Center for Physical Therapy and Sports Rehabilitation, Inc.                                         G
CenterTherapy, Inc.                                                                                 G
Central Missouri Rehabilitation Services, Inc.                                                      G
Central Missouri Therapy, Inc.                                                                      G
Champion Physical Therapy, Inc.                                                                     G
CMC Center Corporation                                                                              G
Coplin Physical Therapy Associates, Inc.                                                            G
Crowley Physical Therapy Clinic, Inc.                                                               G
Douglas Avery and Associates, Ltd.                                                                  G
Douglas C. Claussen, R.P.T., Physical Therapy, Inc.                                                 G
Elk County Physical Therapy, Inc.                                                                   G
Fine, Bryant & Wah, Inc.                                                                            G
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.                                       G
Gallery Physical Therapy Center, Inc.                                                               G
Georgia Health Group, Inc.                                                                          G

                                                                                             BORROWER ("B")/
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------       --------------------------
Georgia Physical Therapy of West Georgia, Inc.                                                      G
Georgia Physical Therapy, Inc.                                                                      G
Greater Sacramento Physical Therapy Associates, Inc.                                                G
Grove City Physical Therapy and Sports Medicine, Inc.                                               G
Gulf Breeze Physical Therapy, Inc.                                                                  G
Gulf Coast Hand Specialists, Inc.                                                                   G
Hand Therapy and Rehabilitation Associates, Inc.                                                    G
Hand Therapy Associates, Inc.                                                                       G
Hangtown Physical Therapy, Inc.                                                                     G
Hawley Physical Therapy, Inc.                                                                       G
Human Performance and Fitness, Inc.                                                                 G
Indianapolis Physical Therapy and Sports Medicine, Inc.                                             G
Industrial Health Care Company, Inc.                                                                G
JOYNER SPORTS SCIENCE INSTITUTE, Inc.                                                               G
JOYNER SPORTSMEDICINE INSTITUTE, INC.                                                               G
Kentucky Rehabilitation Services, Inc.                                                              G
Kesinger Physical Therapy, Inc.                                                                     G
Lynn M. Carlson, Inc.                                                                               G
Marilyn Hawker, Inc.                                                                                G
Mark Butler Physical Therapy Center, Inc.                                                           G
Medical Plaza Physical Therapy, Inc.                                                                G
Metro Rehabilitation Services, Inc.                                                                 G
Michigan Therapy Centre, Inc.                                                                       G
MidAtlantic Health Group, Inc.                                                                      G
Mill River Management, Inc.                                                                         G
Mitchell Tannenbaum I, Inc.                                                                         G
Mitchell Tannenbaum II, Inc.                                                                        G
Mitchell Tannenbaum III, Inc.                                                                       G
Monmouth Rehabilitation, Inc.                                                                       G
New England Health Group, Inc.                                                                      G
New Mexico Physical Therapists, Inc.                                                                G
Northside Physical Therapy, Inc.                                                                    G
NovaCare (Arizona), Inc.                                                                            G

                                                                                             BORROWER ("B")/
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------       --------------------------
NovaCare (Colorado), Inc.                                                                           G
NovaCare (Texas), Inc.                                                                              G
NovaCare Easton & Moran Physical Therapy, Inc.                                                      G
NovaCare Holdings, Inc.                                                                             G
NovaCare Management Company, Inc.                                                                   G
NovaCare Management Services, Inc.                                                                  G
NovaCare Occupational Health Services, Inc.                                                         G
NovaCare Outpatient Rehabilitation East, Inc.                                                       G
NovaCare Outpatient Rehabilitation I, Inc.                                                          G
NovaCare Outpatient Rehabilitation West, Inc.                                                       G
NovaCare Outpatient Rehabilitation, Inc.                                                            G
NovaCare Rehab Agency of Amarillo, Inc.                                                             G
NovaCare Rehab Agency of Beaumont, Inc.                                                             G
NovaCare Rehab Agency of El Paso, Inc.                                                              G
NovaCare Rehab Agency of Las Vegas, Inc.                                                            G
NovaCare Rehab Agency of Lubbock, Inc.                                                              G
NovaCare Rehab Agency of Northern California, Inc.                                                  G
NovaCare Rehab Agency of Oklahoma, Inc.                                                             G
NovaCare Rehab Agency of Oregon, Inc.                                                               G
NovaCare Rehab Agency of Reno, Inc.                                                                 G
NovaCare Rehab Agency of San Antonio, Inc.                                                          G
NovaCare Rehab Agency of San Diego, Inc.                                                            G
NovaCare Rehab Agency of Southern California, Inc.                                                  G
NovaCare Rehab Agency of Washington, Inc.                                                           G
NovaCare Rehab Agency of Wyoming, Inc.                                                              G
NovaCare Rehabilitation, Inc.                                                                       G
NovaCare Service Corp.                                                                              G
Ortho Rehab Associates, Inc.                                                                        G
Orthopedic and Sports Physical Therapy of Cupertino, Inc.                                           G
Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic Rehabilitation & Sports                   G
Medicine, Ltd.
Peters, Starkey & Todrank Physical Therapy Corporation                                              G
Physical Focus Inc.                                                                                 G
Physical Rehabilitation Partners, Inc.                                                              G

                                                                                             BORROWER ("B")/
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------       --------------------------
Physical Therapy Clinic of Lee's Summit, Inc.                                                       G
Physical Therapy Enterprises, Inc.                                                                  G
Physical Therapy Institute, Inc.                                                                    G
Physical Therapy Services of the Jersey Cape, Inc.                                                  G
Pro Active Therapy, Inc.                                                                            G
Professional Therapeutic Services, Inc.                                                             G
Quad City Management, Inc.                                                                          G
RCI (Colorado), Inc.                                                                                G
RCI (Exertec), Inc.                                                                                 G
RCI (Illinois), Inc.                                                                                G
RCI (Michigan), Inc.                                                                                G
RCI (S.P.O.R.T.), Inc.                                                                              G
RCI (WRS), Inc.                                                                                     G
RCI Nevada, Inc.                                                                                    G
Rebound Oklahoma, Inc.                                                                              G
Redwood Pacific Therapies, Inc.                                                                     G
Rehab Provider Network of Florida, Inc.                                                             G
Rehab Provider Network - California, Inc.                                                           G
Rehab Provider Network - Delaware, Inc.                                                             G
Rehab Provider Network - Georgia, Inc.                                                              G
Rehab Provider Network - Illinois, Inc.                                                             G
Rehab Provider Network - Indiana, Inc.                                                              G
Rehab Provider Network - Maryland, Inc.                                                             G
Rehab Provider Network - Michigan, Inc.                                                             G
Rehab Provider Network - New Jersey, Inc.                                                           G
Rehab Provider Network - Ohio, Inc.                                                                 G
Rehab Provider Network - Oklahoma, Inc.                                                             G
Rehab Provider Network - Pennsylvania, Inc.                                                         G
Rehab Provider Network - Virginia, Inc.                                                             G
Rehab Provider Network - Washington, D.C., Inc.                                                     G
Rehab Provider Network of Colorado, Inc.                                                            G
Rehab Provider Network of Nevada, Inc.                                                              G
Rehab Provider Network of New Mexico, Inc.                                                          G

                                                                                             BORROWER ("B")/
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------       --------------------------
Rehab Provider Network of North Carolina, Inc.                                                      G
Rehab Provider Network of Texas, Inc.                                                               G
Rehab Provider Network of Wisconsin, Inc.                                                           G
Rehab World, Inc.                                                                                   G
Rehab/Work Hardening Management Associates, Ltd.                                                    G
RehabClinics (COAST), Inc.                                                                          G
RehabClinics (GALAXY), Inc.                                                                         G
RehabClinics (New Jersey), Inc.                                                                     G
RehabClinics (PTA), Inc.                                                                            G
RehabClinics (SPT), Inc.                                                                            G
RehabClinics Abilene, Inc.                                                                          G
RehabClinics Dallas, Inc.                                                                           G
RehabClinics Pennsylvania, Inc.                                                                     G
Rehabilitation Management, Inc.                                                                     G
Robert M. Bacci, R.P.T. Physical Therapy, Inc.                                                      G
S.T.A.R.T., Inc.                                                                                    G
Scott G. Knoche, Inc.                                                                               G
SG Rehabilitation Agency, Inc.                                                                      G
SG Speech Associates, Inc.                                                                          G
Sierra Nevada Physical Therapy Corporation                                                          G
South Jersey Physical Therapy Associates, Inc.                                                      G
South Jersey Rehabilitation and Sports Medicine Center, Inc.                                        G
Southpointe Fitness Center, Inc.                                                                    G
Southwest Emergency Associates, Inc.                                                                G
Southwest Medical Supply Company                                                                    G
Southwest Physical Therapy, Inc.                                                                    G
Southwest Therapists, Inc.                                                                          G
Sporthopedics Sports and Physical Therapy Centers, Inc.                                             G
Sports Therapy and Arthritis Rehabilitation, Inc.                                                   G
Star Physical Therapy Inc.                                                                          G
Stephenson-Holtz, Inc.                                                                              G
The Center for Physical Therapy and Rehabilitation, Inc.                                            G
The Orthopedic Sports and Industrial Rehabilitation Network, Inc.                                   G

                                                                                             BORROWER ("B")/
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------       --------------------------
Theodore Dashnaw Physical Therapy, Inc.                                                             G
Treister, Inc.                                                                                      G
Union Square Center for Rehabilitation & Sports Medicine, Inc.                                      G
Valley Group Physical Therapists, Inc.                                                              G
Vanguard Rehabilitation, Inc.                                                                       G
Wayzata Physical Therapy Center, Inc.                                                               G
West Side Physical Therapy, Inc.                                                                    G
West Suburban Health Partners, Inc.                                                                 G
Western Missouri Rehabilitation Services, Inc.                                                      G
Worker Rehabilitation Services, Inc.                                                                G
Yuma Rehabilitation Center, Inc.                                                                    G
Advanced Orthopedic Services, Ltd. (RehabClinics Dallas, Inc. is general partner)                   G
Land Park Physical Therapy (Union Square Center for Rehabilitation & Sports                         G
Medicine, Inc. is general partner)

                                   SCHEDULE B

                                                                                             BORROWER ("B")/
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------       --------------------------
NovaFunds, Inc.                                                                                   B
NC Cash Management, Inc.                                                                          G
NC Resources, Inc.                                                                                G
NovaMark, Inc.                                                                                    G
NovaStock, Inc.                                                                                   G